SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 8, 2000
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                           333-94523                       25-1824149
--------                           ---------                       ----------
(State or Other Juris-            (Commission                  (I.R.S. Employer
diction of Incorporation)        File Number)               Identification No.)


             500 Hyde Park, Doylestown, Pennsylvania                     18901
             ---------------------------------------                     -----
             (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code:(215) 345-6600
                                                           --------------

Item 5.  Other Events.
         ------------

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                 ITEM 601(A) OF
                 REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                       DESCRIPTION
-----------      -----------                       -----------
   1               25.1                Statement of eligibility of U.S. Bank
                                       Trust National Association on Form T-1
                                       under the Trust Indenture Act of 1939
                                       of a Corporation designated to act as
                                       Trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          DVI RECEIVABLES CORP. VIII

                                          By:  /s/ Lisa J. Cruikshank
                                              -------------------------------
                                          Name:    Lisa J. Cruikshank
                                          Title:   Executive Vice President

Dated:  May 11, 2000

                                  EXHIBIT INDEX


                           Item 601 (a) of           Sequentially
         Exhibit           Regulation S-K            Numbered
         Number            Exhibit No.               Description
         ------            -----------               -----------

         1                   25.1                    Form T-1